

REED'S INC
DRINK SMART. DRINK REAL.

CRAFT GINGER BRANDS REED'S ALL-NATURAL

VIRGIL'S

Reed's Investor Presentation

NASDAQ:REED | April 2022

Cautionary Note Regarding Forward-Looking Statements

Statements in this presentation that are not historical are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are typically identified by terms such as "estimate," "expect,", "guidance," "intend," "likely," "financial outlook," "plan, "potential," "predict," "probable," "project," "seek," "should," "will," and similar expressions. These forward-looking statements are based on current expectations and includes expected growth of Virgil's Zero Sugar, targeted new door growth, and financial performance projections and forecast for fiscal 2022. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. Reed's 2022 guidance reflects year-to-date and expected future business trends and includes impacts of COVID-19 on the supply chain and logistics as of the date hereof. New supply chain challenges that may develop and further potential inflation cannot be reasonably estimated and are not factored into current fiscal 2022 guidance. These risks could materially impact our ability to access raw materials, production, transportation and/or other logistics needs.

Financial guidance should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, Reed's actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending December 31, 2022. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the our products and services and the impact of potential delays in supply of product inputs and customer payments; risks associated with new product releases; the impacts of further inflation; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; our ability to compete successfully and manage growth; our need for significant capital; our ability to develop and expand strategic and third party distribution channels; our dependence on third party suppliers, brewers and distributors risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; increasing costs of fuel and freight, protection of intellectual property; competition; general political or destabilizing events, including war, conflict or acts of terrorism; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in Reed's public filings, including Reed's annual report on Form 10-K expected to be filed on or about March 31, 2022 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission's web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. Reed's assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

REED'S INC

DRINK SMART. DRINK REAL.

Reed's Inc® is a leading innovator that provides the world with high quality and naturally bold™ better-for-you beverages.

Strong History of Leading the Ginger Category

1987
REED'S
Developed Reed's Original Ginger Brew

1989
Reed's original Ginger Brew was first introduced to the market in SoCal



1990
UNFI
Gained national distribution with UNFI

1999
Acquired Virgil's Root Beer

2006
Nasdaq IPO

Nasdaq

2011


Reed's launches ZERO line of all natural no sugar Virgil's sodas sweetened with Stevia

2018
Headquarters moved to Norwalk, CT

VIRGIL'S
Virgil's Can Launch

Virgil's Zero Sugar cans launched



Reed's Ginger Beer Cans Launched

2019
REED'S
Reed's Can Launch

Reed's Zero Sugar Extra Ginger Beer Launched



2020
- Ginger Ale
- Ready to Drink Mule
- Reed's Ginger Wellness Shots
- Restaged Craft Ginger Candies



Launched in Publix

Appointed New Management Team

2021/22


NEW! Virgil's Zero Sugar Brand Refresh

Launched in Sprouts (2021)



NEW! Reed's Ginger Ale Mocktails



NEW! Hard Ginger Ale

Early Stages of Capitalizing on Significantly Larger TAM

- **Plan to continue leading the category in "All Things Ginger"**
- **Drive growth & improve profitability through our challenger brands**
  - Ginger Ale – launched 2020
  - Hard Ginger/Mule – soft launch 2021, rolling out 2022
  - Virgil's Zero Sugar Rebrand – rolling out 2022


2020+
RTD/FMB
$7B+
Ginger Ale
$1.4B
Ginger Beer
$160M
1987 - 2020



LEADERSHIP BRAND:

Ginger Beer

The Fan Favorite in Ginger Beer

- Reed's 2021 ginger beer US market share = ~15%
- 25,000+ points of distribution
- Significantly outpacing market growth YTD 2022
- Reed's Ginger Beer holds the #1 consumer brand awareness among ginger beers[1]

Ginger Beer Expected US Growth* | CAGR 6.75%


$250
$200
$150
$100
$50
$-
2022
2023
2024
2025
2026
2027

*in millions USD

1) Reed's Brand Tracking Study, Oct 2019


ZERO
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP*CLASSIC*CLEAN
12 FL OZ (355 mL)
ORIGINAL
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP*CLASSIC*CLEAN
12 FL OZ (355 mL)

CHALLENGER BRANDS:

Ginger Ale

Outpacing Market Growth in Category that is ~10x Larger than Ginger Beer

- **Reed's Ginger Ale sales up 150% in 2021**
- Currently sold in mass (WMT, Target), club, grocery, natural food stores, and e-commerce
- **Breaking into drug and convenience stores**
    - 2021: soft launch of mocktails and channel packs (~1,000 stores)
    - 2022: added new flavors and points of distribution (~5,000 stores)

Ginger Ale Expected US Growth* | CAGR 4.0%



$2,500
$2,000
$1,500
$1,000
$500
$-
2022
2023
2024
2025
2026
2027

*in millions USD

REAL IS ALWAYS BETTER!

REED'S
NATURALLY BREWED

NEW!

A REAL REVOLUTION IN GINGER ALE!

MADE WITH FRESH GINGER | NON GMO Project VERIFIED | 0 CALORIES

- Packed with fresh organic ginger
- Classic ginger ale taste your customers love
- All-natural, no artificial preservatives and no high-fructose corn syrup
- Available in Original and Zero Sugar Original (sweetened with stevia, monk fruit, and erythritol)



ORIGINAL
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP • CLASSIC • CLEAN
12 FL OZ (355 mL)
ORIGINAL
ZERO
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP • CLASSIC • CLEAN
12 FL OZ (355 mL)

← Drink Straight or Mix!

CK CERTIFIED KETOGENIC

*Real Ginger *Classic Taste *Nothing Artificial

CHALLENGER BRANDS:
Hard Ginger/Mules


REED'S

Disrupting the Fast Growing RTD/FMB Category

- **RTDs are in-trend and a natural fit for expansion given our leadership in "All Things Ginger"**
- Recently took over distribution agreement from Full Sail (2022)
  - Reed's is now registered in every state across the country and controls the sales & marketing process
  - Recognize gross revenue vs. royalty going forward
- **Currently sold in Club and Natural as well as BevMo/Total Wine; Expanding to grocery, on-prem and entertainment outlets**
- **Leveraging our DSD network**
  - **Currently in 1,069 doors -> increasing to 10,000+ doors**
- **Recently kicked off Mules in Florida through AB InBev network; Hard Ginger to follow in Q2 2022**



RTD/FMB US Growth*
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2018
2019
2020
*in millions USD

Hard Ginger/Mules


REED'S
NOW, GINGER ALE THAT'S SPIKED!
NEW! HARD GINGER ALE
Naturally Brewed, No Artificial Preservatives, Sweeteners, or Colors
ZERO SUGAR
100 CAL.
5% ALC/VOL
FRESH GINGER
Introducing New Reed's Hard Ginger Ale, a premium line of spiked ginger ales with the light, refreshing taste you love and 5% ABV to fuel the fun.
5% Alc./Vol.
100 Calories
Zero Sugar
Zero Carbs
Keto
Gluten Free
HARD GINGER ALE
VARIETY 8 PACK
FRESH GINGER
2x Mango
2x Cherry Lime
2x Watermelon Strawberry
2x Pineapple Coconut


REED'S
MAKES THE ULTIMATE MULE
REED'S CRAFT ZERO SUGAR GINGER MULE: ENJOY ANYTIME, ANYWHERE!
AMERICA'S #1 GINGER BEER
MADE WITH FRESH GINGER
7% ALC BY VOL
Reed's Zero Sugar Mule is the ultimate ready-to-drink Mule! A convenient, craft beverage from the makers of America's #1 ginger beer, brewed with REAL, fresh ginger root. Now you can experience the taste of ginger in a premium alcoholic beverage.
Serve straight up or over ice, anytime, anywhere. Kick back and enjoy responsibly!
CRAFT GINGER MULE
REED'S
ALL-NATURAL
ZERO SUGAR
CLASSIC MULE
Gluten Free

CHALLENGER BRANDS:
Virgil’s Zero Sugar


ALL-NATURAL
VIRGIL'S
ZERO SUGAR
COLA

Virgil's Zero Sugar

- **"Bold Flavor, Zero Aftertaste"**
- Zero Sugar rebrand / conversion to cans rolled out in 2019
- Highly profitable category in our portfolio - **currently 45% total revenue**
- Virgil's growing double digits and outpacing market growth
- 2022: Zero Sugar line extension to include cold availability
- New Sleek Can + club store variety pack hitting shelves Q2 2022.

Zero Sugar Expected US Growth* | CAGR 10.9%



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2022
2023
2024
2025
2026
2027

*in millions USD

NATURALLY BOLD
VIRGIL'S
ZERO SUGAR

SODA SMARTER.™


KETO
VIRGIL'S
ZERO
ROOT BEER
SODA SMARTER
ZERO SUGAR ROOT BEER
NATURALLY BOLD
VIRGIL'S
SODA SMARTER
ZERO SUGAR
ZERO CALORIES
ZERO NET CARBS
ZERO ASPARTAME
ZERO ARTIFICIAL PRESERVATIVES
ZERO AFTERTASTE
BOLD FLAVOR
ZERO
ROOT BEER
BOLD
0
CALORIES
TASTE
12 FL OZ (355 mL)
KETO
4-12 FL OZ CANS (48 FL OZ)
4-355 mL CANS (1.42 L)

GREAT DRINKS DON'T NEED FAKE INGREDIENTS.

KETO | NON GMO Project VERIFIED nongmoproject.org

Virgil's has unlocked the secret to great taste with zero sugar using natural sweeteners. Choose from a variety of bold, complex flavors, and enjoy unparalleled refreshment that will put a smile on your face without adding a single calorie to the rest of you. It's time for a smarter choice.


VIRGIL'S
ZERO
ROOT BEER
VIRGIL'S
ZERO
VIRGIL'S
ZERO
BLACK CHERRY
VIRGIL'S
ZERO
COLA
VIRGIL'S
ZERO
VIRGIL'S
ZERO
VIRGIL'S
ZERO
GINGER ALE
VIRGIL'S
ZERO
LEMON LIME
VIRGIL'S
ZERO

Broad Distribution Nationwide

46,000+ doors



Costco Wholesale
QFC
Fred Meyer
Raley's
Bel Air
Safeway
BevMo!
Ralphs
World Market
Bristol Farms
Trader Joe's
Vons
Bartell Drugs
Haggen
Albertsons
Rosauers
Fresh Market
Supervalu
Cub Foods
Jewel-Osco
meijer
shaw's
Roundys
Lunds
Byerlys
King Soopers
HyVee
Lucky
Rite Aid
City Market
Bashas'
Sunflower Farmers Market
Sprouts Farmers Market
H-E-B
Brookshire's
Brookshire Brothers
Central Market
Whole Foods Market
Rouses
Roche Bros.
Hannaford
Big Y
Mrs. Green's Natural Market
Stop&Shop
Wegmans
Price Chopper
Giant Eagle
bigg's
weis
Genuardi's
Ukrop's
Food Lion
Earth Fare
ingles
Harris Teeter
Your Neighborhood Food Market
piggly wiggly
The Fresh Market
Winn Dixie
the real deal
Publix

ONLINE

Amazon

Shopify

Instacart

Significant Channel Expansion Opportunity

- Early stages of driving growth through both new doors and increased penetration
- Significant e-commerce opportunity, both D2C and Amazon (only 3% sales volume today)
- Historically only focused on grocery/mass and natural distribution

US Channel	Estimate Door Universe[1]	2021 Reed's Doors[1]	2021 New Doors Gained
NATURAL / SPECIALTY	8,000	6,600	900
GROCERY/MASS	40,000	30,000	1,420
DRUG	41,000	3,000	500
CLUB	2,400	130	55
ON-PREMISE (RESTAURANT/BAR)	670,000	3,750	250
LIQUOR STORES	50,000	1,500	250
CONVENIENCE STORES	150,000	1,700	200
TOTAL	961,400	46,680	3,575
2022 Targeted New Door Growth			5,000 – 10,000

- Significant upside in 2022 and beyond through increased penetration of on-prem, liquor and convenience channels

[1]Doors represent retail outlets in which product can be sold to a consumer.

Top Channel Partners - 2021


10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
11.3%
4.5%
10.1%
27.1%
37.2%
-1.5%
32.4%
3.4%
12.0%
188.8%
24.8%
23.3%
23.6%
13.5%
6.8%
10.6%
-9.1%
5.3%
12.7%
20.0%
-4.2%
15.5%
38.3%
28.1%
-13.5%
30.6%
-0.3%
31.6%
10.1%
22.5%
59.8%
Kroger (Total)
Albertsons Safeway (Total)
Kroger (Banner)
Publix
Food Lion
Infra
Fred Meyer
Harris Teeter
Natural Grocers by VC
Sprouts
Meijer
The Fresh Market
H-E-B
Wegmans
Giant Eagle
Stop and Shop
Hannaford
Southeastern Grocers
Albertsons Safeway (SW Div)
Smith's
King Soopers
Fry's
Giant
QFC
Ralph's
Raley's
Stater Bros.
Hy-Vee
Market Basket
DECA
Wakefern

Top 20 Accounts: $35.5M vs $30.6M
+16% YOY increase

- **Delivering strong growth with majority of top channel partners**
- **Diversified channel distribution: top 20 accounts = 89% revenue**

SPINS, 2021 vs 2020 Retail Sales, YTD: Conventional and Natural

PERFORMANCE


Really
ORIGINAL
ZERO
REED'S
ALL-NATURAL
REAL
GINGER ALE
0
CALORIES
CLASSIC

Financial Performance



Key Performance Indicators
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$(10.0)
$(20.0)
35%
30%
25%
20%
15%
10%
5%
0%
2019
2020
2021
2022F[1]
Revenue
EBITDA
Gross Margin

1) Guidance issued and effective on March 31, 2022 only.

Reed's Brand Growth Expanded Over the Last 3 Years



2019
2020
2021
Sales (Thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$ 2,016
$ 2,453
$ 3,240
$ 4,097
$ 2,551
$ 1,785
$ 1,546
$ 1,346
$ 1,142
$ 1,455
$ 1,107
$ 874
Reed's
Virgil's
Total Reed's Inc
Expon. (Total Reed's Inc)

Source: IRI MULO Measured retail $$ ending 1/9/2022

Continued Expansion of ACV Door Growth



50.0
45.0
40.0
35.0
30.0
25.0
20.0
ACV %
2019
2020
2021
31.59
27.10
24.38
37.79
32.61
30.60
40.33
36.20
32.13
41.62
38.60
31.05
Reed's
Virgil's
Total Reed's/Virgil's
Expon. (Total Reed's/Virgil's)

Source: IRI MULO Measured retail $$ ending 1/9/2022

Velocities Strenghtening Over the Last 3 Years



Units Per Store Selling Per Week
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
2019
2020
2021
9.74
8.91
7.01
6.51
6.07
5.72
4.76
4.27
3.86
5.10
3.90
3.80
Reed's
Virgil's
Total Reed's/Virgil's
Expon. (Total Reed's/Virgil's)

Source: IRI MULO Measured retail $$ ending 1/9/2022

Initiatives to Navigate Supply Chain Environment

An integrated approach is the only solution to today's supply chain impediments

- **Reduce Transportation and Warehouse Costs**
  - **Prioritize Reed's network vs out-of-network, as well as direct shipments**
  - **Greater mix of cans vs. bottles**
  - **Reduce rush order shipments (excess shipping costs)**
  - **Recycling pallets**
- **Restructure 3PL Partnerships and Distribution Centers (deeper, not wider)**
- **Purchase efficiencies (labels, corrugate etc.)**
- **Formula optimization**
- **Staffing Improvements**
- **Increasing inventory investment and lead time for key ingredients**

New Management Team has Revitalized Growth

- New management team joined Reed's in early 2020
  - Created new culture of ownership and accountability
  - Replaced ~60% of management team
  - 2019-2021 revenue growth of 54%

	F17	F18	F19	F20	F21
Cases (000's)					
Gross Sales	**$41,718**	**$41,974**	**$39,300**	**$46,801**	**$54,658**
Discounts	(4,004)	(3,872)	(5,480)	(5,186)	(5,059)
Net Sales	**37,714**	**38,102**	**33,820**	**41,615**	**49,599**
Discontinued	(8,062)	(6,001)	(560)	(556)	0
Adjusted Net Sales	**29,652**	**32,101**	**33,260**	**41,059**	**49,599**
COGS	(30,821)	(27,424)	(25,635)	(28,849)	(36,001)
Gross Profit	**6,893**	**10,678**	**8,185**	**12,766**	**13,598**
Gross Margin	18%	28%	24%	31%	27%

New Management Team Results

2021 was a Resounding Success ex Supply Chain Impacts

Continued Revenue Growth

Distribution Expansion	Innovation	Brand Launches
☑ Increased retail coverage (ACV) ☑ DSD distributor network expansion	☑ Execution in larger/higher growth categories ☑ Adapted to current consumer trends	☑ Ginger Ale/Mocktails ☑ Rebranded Virgil's Zero Sugar ☑ Hard Ginger Ale/RTD Mules

Momentum to Carry into 2022

Investment Spending

- ☑ Sales infrastructure
- ☑ DSD investments
- ☑ Broker network investments
- ☐ Targeted Marketing campaigns
- ☐ Launch Ginger Campagin – "Real is Better"
- ☐ Zero Sugar Campaign – "Bold Flavor - No Aftertaste"
- ☐ Hard Campaign – "Ginger Ale that's Spiked!"

Pricing

- ☑ Channel optimization
- ☑ Cans vs. bottles
- ☑ Minimum margin thresholds

Reduce Transportation & Warehouse Costs

- ☑ Eliminate out-of-network shipments
- ☑ Minimum order quantities/increase payloads
- ☐ Finalize contracted rates
- ☐ Network optimization implementation

Staffing Upgrades

- ☑ Logistics executive retained
- ☑ New VP Operations
- ☑ Process/People/Systems

Improve Margin Performance

- ☑ Reduce input costs
- ☑ Purchasing efficiencies & formula optimization
- ☐ Reduce inbound freight
- ☐ Waste reduction
- ☐ Achieve rebate target volumes

Continued Top Line Growth

2022 Forecast

Accelerate revenue growth to generate positive cash flow

- **Continued strong revenue growth**
- **Drive margin expansion through supply chain efficiency**
- **Targeted investment spending**


2021 Net Revenue (est.) $49.6M
Hard Mule & GA
Virgil's Zero
Ginger Ale
Swing Lids
20z PET
Candy/ Shots
Ginger Beer
REVENUE GROWTH OF 20%+
2022 Net Revenue (est.) $59 - 62M[1]

1) Guidance issued and effective on March 31, 2022 only.

Investment Highlights

- Seasoned beverage company with multi-year leading position in the ginger category.
- Capitalizing on health & wellness tailwinds with new better-for-you ingredients & products.
- Extensive channel partnerships nationwide with centralized distribution network.
- New management team accelerating revenue growth through key challenger brands and even broader distribution.
- Multiple near-term catalysts including relaunch of Virgil’s, launch of ginger ale and entering high growth RTD alcoholic beverage category.

CONTACT

Company Contact

Tom Spisak, CFO
(203) 890-0557

Investor Relations Contact

Sean Mansouri, CFA
Elevate IR
ir@reedsinc.com
(720) 330-2829

WWW.DRINKREEDS.COM | WWW.VIRGILS.COM | WWW.FLYINGCAULDRON.COM

APPENDIX



Reed's Executive Team



Norman E. Snyder
Chief Executive Officer

- Appointed CEO in March 2020.
- 20+ years of operations experience in the beverage industry.
- Experience working alongside John Bello at SoBe and NFL Properties.
- Has experience in all facets of the beverage industry – sales, marketing, operations and finance.



Tom Spisak
Chief Financial Officer

- Joined Reed's in December 2019.
- Prior VP of Finance/Controller for Diageo.
- 20+ years of finance experience in the alcohol beverage industry including key commercial finance roles.



Neal Cohane
Chief Sales Officer

- Joined Reed's in 2007 as SVP Sales & Marketing.
- Over 30 years in beverage industry.
- Has served in multiple senior-level sales and managerial positions at PepsiCo, South Beach Beverage Company, and Coca-Cola of New York.



REED'S

Lindsay Martin
Vice President, Marketing

- Joined Reed's in January 2018.
- Over 15 years CPG global and commercial experience, including Tostitos, Ritz, Hawaiian Tropic, Banana Boat, and Schick.
- Earned her MBA from the Tuck School of Business at Dartmouth.



David Kimmell
Vice President, Operations

- Joined Reed's in January 2022.
- Over 15 years of operations and supply chain experience.
- Has served in multiple senior-level operations and managerial positions at Spindrift, Food Should Taste Good and Donzi Marine.

Reed's Board of Directors

John Bello

- Served as Reed's Chairman since November 2016.
- Prior experience as the Founder/CEO of SoBe and President of NFL Properties.
- Earned a BA from Tufts and MBA from Amos Tuck School at Dartmouth College.

James Bass

- Elected to the board in September 2017.
- 20+ years as a senior level financial executive with diversified management experience in the consumer products, high technology and entertainment industries.

Rhonda Kallman

- Elected to the board in December 2021.
- Co-founded The Boston Beer Company and serves as EVP overseeing Sales and Marketing.
- Founded Boston Harbor Distillery, creating proprietary craft spirits that integrate rich history, distinctive experiences, beverage culture and Boston pride.

Leon Zaltzman

- Elected to the board in March 2022.
- 20+ years as a senior level financial executive for major banking institutions and investment firms.
- Founder and Managing Member of Union Square Park Capital Management.

Louis Imbrogno

- Elected to the board in August 2019.
- 40+ years at PepsiCo, bringing extensive expertise in beverage supply chain and management.
- Managed the worldwide beverage quality, concentrate operations, R&D and contract manufacturing for PepsiCo International.

Lewis Jaffe

- Elected to the board in August 2016.
- Served in executive management positions with Oxford Media, Verso Technologies, Inc., Wireone Technologies and Picturetel Corporation.
- Holds a Bachelor of Science from LaSalle University and earned a Masters of Professional Director Certification from the American College of Corporate Directors.

Norman E. Snyder

- Appointed CEO in March 2020.
- 20+ years of operations experience in the beverage industry.
- Experience working alongside John Bello at SoBe and NFL Properties.
- Has experience in all facets of the beverage industry – sales, marketing, operations and finance.

Non- Alcoholic Beverages



FULL SUGAR | ZERO SUGAR



FULL SUGAR | ZERO SUGAR



ZERO SUGAR



FULL SUGAR



Alcohol



HARD GINGER ALE

Candy



2022 YTD Wins

target — 4 new can SKU's in 1400+stores.

Sprouts Farmers Market — 11 New SKU's authorized chainwide
VZS Slim Can Display program

ACME — Mules authorized in 100+ stores

Publix — 1st ever BOGO program executed chainwide

Ahold Delhaize — Food Lion 2 New SKU's in 1100 stores
Giant Landover 4 new SKU's in 170 stores
Giant Martins 2 New SKU's in 190 store
Stop and Shop 4 New SKU's in 400 stores

Big Lots! — 9 new SKU's authorized for Q2-Q3

ShopRite — Mules authorized in 30 + stores

Food City — Mule authorized in 70+ stores

HyVee — Mules authorized in 150 + stores

ingles — 20 SKU's authorized
BOGO approved Q3

Total Wine & More — Mules authorized in 200+ stores

meijer — Rack program in 170 stores